Exhibit 99.5
Monthly Operating Report
ACCRUAL BASIS
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540
JUDGE: Russell F. Nelms
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DIVISION 6
MONTHLY OPERATING REPORT
MONTH ENDING: NOVEMBER 30, 2007
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.
RESPONSIBLE PARTY:

/s/ James R. Kupferschmid	VP and Chief Financial Officer

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	December 31, 2007

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	Chief Accounting Officer

ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	December 31, 2007

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540
COMPARATIVE BALANCE SHEET

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007

ASSETS
1. UNRESTRICTED CASH	$0	$0	$0
2. RESTRICTED CASH	$0	$0	$0

3. TOTAL CASH	$0	$0	$0	$0

4. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0
5. INVENTORY	$0	$0	$0
6. NOTES RECEIVABLE	$0	$0	$0
7. PREPAID EXPENSES	$0	$0	$0
8. OTHER (ATTACH LIST)	$0	$0	$0

9. TOTAL CURRENT ASSETS	$0	$0	$0	$0

10. PROPERTY, PLANT & EQUIPMENT	$0	$0	$0
11. LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$0	$0

12. NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0

13. DUE FROM INSIDERS	$0	$0	$0
14. OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0
15. OTHER (ATTACH LIST)	$0	$0	$0

16. TOTAL ASSETS	$0	$0	$0	$0

POSTPETITION LIABILITIES
17. ACCOUNTS PAYABLE		$0	$0
18. TAXES PAYABLE		$0	$0
19. NOTES PAYABLE		$0	$0
20. PROFESSIONAL FEES		$0	$0
21. SECURED DEBT		$0	$0
22. OTHER (ATTACH LIST)		$0	$0

23. TOTAL POSTPETITION LIABILITIES		$0	$0	$0

PREPETITION LIABILITIES
24. SECURED DEBT	$16,684,744	$0	$0
25. PRIORITY DEBT	$0	$0	$0
26. UNSECURED DEBT	$0	$0	$0
27. OTHER (ATTACH LIST)	$0	$0	$0

28. TOTAL PREPETITION LIABILITIES	$16,684,744	$0	$0	$0

29. TOTAL LIABILITIES	$16,684,744	$0	$0	$0

EQUITY
30. PREPETITION OWNERS’ EQUITY	0	$0	$0
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$0	$0
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0

33. TOTAL EQUITY	$0	$0	$0	$0

34. TOTAL LIABILITIES & OWNERS’ EQUITY	$16,684,744	$0	$0	$0

Monthly Operating Report
ACCRUAL BASIS-2
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540
INCOME STATEMENT

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007		TOTAL

REVENUES
1. GROSS REVENUES	$0	$0		$0
2. LESS: RETURNS & DISCOUNTS	$0	$0		$0
3. NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4. MATERIAL	$0	$0		$0
5. DIRECT LABOR	$0	$0		$0
6. DIRECT OVERHEAD	$0	$0		$0

7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0

8. GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9. OFFICER / INSIDER COMPENSATION	$0	$0		$0
10. SELLING & MARKETING	$0	$0		$0
11. GENERAL & ADMINISTRATIVE	$0	$0		$0
12. RENT & LEASE	$0	$0		$0
13. OTHER (ATTACH LIST)	$0	$0		$0

14. TOTAL OPERATING EXPENSES	$0	$0	$0	$0

15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES
16. NON-OPERATING INCOME (ATT. LIST)	$0	$0		$0
17. NON-OPERATING EXPENSE (ATT. LIST)	$0	$0		$0
18. INTEREST EXPENSE	$0	$0		$0
19. DEPRECIATION / DEPLETION	$0	$0		$0
20. AMORTIZATION	$0	$0		$0
21. OTHER (ATTACH LIST)	$0	$0		$0
22. NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23. PROFESSIONAL FEES	$0	$0		$0
24. U.S. TRUSTEE FEES	$0	$0		$0
25. OTHER (ATTACH LIST)	$0	$0		$0

26. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

27. INCOME TAX	$0	$0

28. NET PROFIT (LOSS)	$0	$0	$0	$0

Monthly Operating Report
ACCRUAL BASIS-3
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007		TOTAL

CASH RECEIPTS AND DISBURSEMENTS
1. CASH — BEGINNING OF MONTH	$0	$0	$0	$0
RECEIPTS FROM OPERATIONS
2. CASH SALES	$0	$0		$0
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION	$0	$0		$0
4. POSTPETITION	$0	$0		$0
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)	$0	$0		$0
7. SALE OF ASSETS	$0	$0		$0
8. OTHER (ATTACH LIST)	$0	$0		$0

9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0

10. TOTAL RECEIPTS	$0	$0	$0	$0

11. TOTAL CASH AVAILABLE	$0	$0	$0	$0
OPERATING DISBURSEMENTS
12. NET PAYROLL	$0	$0		$0
13. PAYROLL TAXES PAID	$0	$0		$0
14. SALES, USE & OTHER TAXES PAID	$0	$0		$0
15. SECURED / RENTAL / LEASES	$0	$0		$0
16. UTILITIES	$0	$0		$0
17. INSURANCE	$0	$0		$0
18. INVENTORY PURCHASES	$0	$0		$0
19. VEHICLE EXPENSES	$0	$0		$0
20. TRAVEL	$0	$0		$0
21. ENTERTAINMENT	$0	$0		$0
22. REPAIRS & MAINTENANCE	$0	$0		$0
23. SUPPLIES	$0	$0		$0
24. ADVERTISING	$0	$0		$0
25. OTHER (ATTACH LIST)	$0	$0		$0
26. TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES	$0	$0		$0
28. U.S. TRUSTEE FEES	$0	$0		$0
29. OTHER (ATTACH LIST)	$0	$0		$0

30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

31. TOTAL DISBURSEMENTS	$0	$0	$0	$0

32. NET CASH FLOW	$0	$0	$0	$0

33. CASH — END OF MONTH	$0	$0	$0	$0

Monthly Operating Report
ACCRUAL BASIS-4
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007

ACCOUNTS RECEIVABLE AGING
1. 0-30	$0	$0	$0
2. 31-60	$0	$0	$0
3. 61-90	$0	$0	$0

4. 91+	$0	$0	$0

5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0

6. AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0

7. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: November 2007

	0-30	31-60	61-90	91+
	DAYS	DAYS	DAYS	DAYS	TOTAL

TAXES PAYABLE
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	$0	$0	$0	$0	$0

4. OTHER (ATTACH LIST)	$0	$0	$0	$0	$0

5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6. ACCOUNTS PAYABLE	$0	$0	$0	$0	$0

STATUS OF POSTPETITION TAXES	MONTH: November 2007

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD AND/	AMOUNT	TAX
	LIABILITY*	0R ACCRUED	PAID	LIABILITY

FEDERAL
1. WITHHOLDING**	$0	$0	$0	$0
2. FICA-EMPLOYEE**	$0	$0	$0	$0
3. FICA-EMPLOYER**	$0	$0	$0	$0
4. UNEMPLOYMENT	$0	$0	$0	$0
5. INCOME	$0	$0	$0	$0

6. OTHER (ATTACH LIST)	$0	$0	$0	$0

7. TOTAL FEDERAL TAXES	$0	$0	$0	$0

STATE AND LOCAL
8. WITHHOLDING	$0	$0	$0	$0
9. SALES	$0	$0	$0	$0
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$0	$0	$0
12. REAL PROPERTY	$0	$0	$0	$0
13. PERSONAL PROPERTY	$0	$0	$0	$0

14. OTHER (ATTACH LIST)	$0	$0	$0	$0

15. TOTAL STATE & LOCAL	$0	$0	$0	$0

16. TOTAL TAXES	$0	$0	$0	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report
ACCRUAL BASIS-5
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH: November 2007

	Account #1	Account #2	Account #3	TOTAL

A. BANK:	No Accounts
B. ACCOUNT NUMBER:

C. PURPOSE (TYPE):

1. BALANCE PER BANK STATEMENT
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
	PURCHASE	INSTRUMENT	PRICE	VALUE

BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.

11. TOTAL INVESTMENTS			$0	$0

CASH

12. CURRENCY ON HAND	$0

13. TOTAL CASH — END OF MONTH	$0

Monthly Operating Report
ACCRUAL BASIS-6
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540
MONTH: November 2007
PAYMENTS TO INSIDERS AND PROFESSIONALS
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE

1. No insiders
2.
3.
4.
5.

6. TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *

1. See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.

6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION

1. See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.

6. TOTAL	$0	$0	$0

Monthly Operating Report
ACCRUAL BASIS-7
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540

MONTH: November 2007
QUESTIONNAIRE

	YES	NO

1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSURANCE

	YES	NO

1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3. PLEASE ITEMIZE POLICIES BELOW
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
This is a non-operating entity with no assets or employees and therefore has no insurance policies
INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY

No insurance due to being a non-operating entity with no assets or employees

Footnotes Supplement
ACCRUAL BASIS-7
2007
CASE NAME: KH Ground, Inc.
CASE NUMBER: 07-44540
MONTH: November 2007

Accrual Basis	Line
Form Number	Number	Footnote/Explanation

General		This is a non-operating entity.